Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Cloud Capital HoldCo LP (the “Company”)
Guggenheim Securities, LLC (the “Structuring Agent”)
(together, the “Specified Parties”)

Re:	Cloud Capital 2024-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Cloud 2024-1 Data Tape (11.4.24)_KPMG.xlsx” provided by the Structuring Agent on November 4, 2024, on behalf of the Company, containing information on 24 data center lease segments (the “Lease Segments”) as of September 1, 2024 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Cloud Capital 2024-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, percentages were within 0.1%, and Lease Start Date and Expiration Date were within 30 days.

•	The term “Statistical Calculation Date” means September 1, 2024.

•	The term “Lease Documents” means the following documents provided by the Company for each Lease Segment in the Data File: data center lease agreements, master service agreements, service orders, statements of work, and associated amendments. We make no representation regarding the validity or accuracy of these documents or the execution of the Lease Documents by the tenants.

•	The term “Tenant Rating Screenshots” means the screenshots containing tenants’ (i) Standard and Poor’s (“S&P”) long term bond credit ratings, or (ii) equivalent Moody’s Investor Services (“Moody’s”) or Fitch Ratings Inc. (“Fitch”) long term bond credit ratings where S&P ratings were not available, as of the Statistical Calculation Date, provided by the Structuring Agent on October 30, 2024, on behalf of the Company.

•	The term “Support Information Files” means the electronic data files and email message provided by the Structuring Agent, on behalf of the Company, containing information on attributes #4, #6, #10 to #13, and #15 to #18 listed in Exhibit A:

•	“Data Tape Sources_vKPMG (10.28.24)_vF.xlsx” provided on October 28, 2024.

•	“Cloud Capital 2024-1 Initial Exceptions 10.31.2024_Gugg Responses.xlsx” provided on November 3, 2024.

•	“EXTERNAL RE Cloud AUP Process.msg” provided on November 4, 2024.

•	The term “Source Documents” means the Lease Documents, Tenant Rating Screenshots, and Support Information Files.

•	The term “Instructions” means the instructions provided by the Company pertaining to an attribute, procedure, or methodology as described in Exhibit A.

•	The term “Provided Information” means the Statistical Calculation Date, Source Documents, and Instructions.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Structuring Agent. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Structuring Agent. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

For each Lease Segment in the Data File, we compared or recomputed the specified attributes in the Data File listed in Exhibit A to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception.

We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Lease Segments, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Lease Segments to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Lease Segments being securitized, (iii) the compliance of the originator of the Lease Segments with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Lease Segments that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
November 8, 2024

Exhibit A

Attributes, Source Documents, and Instructions

#	Attribute Name in Data File	Source Documents	Instructions
1	Tenant Name	Lease Documents	N/A
2	Campus	Lease Documents	N/A
3	City	Lease Documents	N/A
4	Lease Type	Lease Documents

If the Lease Type is not listed in the Lease Documents, Lease Type is considered:

(i)   “MG&E” if the Lease Documents indicate that only utility and power costs are the obligation of the tenant;

(ii)   “NNN” if the Lease Documents indicate that all expenses are the obligation of the tenant.

5	Tenant Credit Rating	Tenant Rating Screenshots	If Tenant Rating Screenshots are not provided, Tenant Credit Rating is “not rated”.
6	Lease Start Date	Lease Documents	N/A
7	Lease Expiration Date	Lease Documents	If Lease Expiration Date is not listed in the Lease Documents, recompute by adding Original Term to Lease Start Date.
8	Original Term	Lease Documents	If Original Term is not listed in the Lease Documents, recompute as the number of months between the Lease Start Date and Lease Expiration Date.
9	Remaining Term	Lease Documents	Recompute as the number of months between Statistical Calculation Date and Lease Expiration Date.
10	Total Renewal Options	Lease Documents	N/A
11	Remaining Term Incl. Renewals	Lease Documents	Recompute by adding Total Renewal Options to Remaining Term.
12	Escalator Rate	Lease Documents	N/A

A-1

#	Attribute Name in Data File	Source Documents	Instructions
13	Escalator Date	Lease Documents	N/A
14	Payment Frequency	Lease Documents	N/A
15	Capacity Leased (kW)	Lease Documents	N/A
16	Capacity Ramped (kW)	Lease Documents	N/A
17	Current Rent ($/kW or $)	Lease Documents

If Current Rent ($/kW or $) is listed in the Lease Documents as of a date other than the Statistical Calculation Date, recompute with (i) the Escalator Percentage and (ii) time in years between the listed as-of date and the Statistical Calculation Date using the following formula:

Current Rent ($/kW or $) = (listed Current Rent) * (1 + Escalator Percentage) ^ n,

where n is equal to the time, in years, between the listed as-of date and Statistical Calculation Date.

18	Monthly Base Rent	Lease Documents	Recompute as the Current Rent ($/kW or $) multiplied by Capacity Leased (kW).

A-2